UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2009 (June 11, 2009)

TITAN ENERGY WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-26139 (Commission File No.)	26-0063012 (IRS Employer Identification No.)

55800 Grand River Avenue, Suite 100
New Hudson, MI 48165-8713
 (Address of principal executive offices, including zip code)

(248) 446-8557
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Titan Energy Worldwide, Inc., a Nevada corporation (“Titan” or the “Registrant”), on June 17, 2009 (the “Original Form 8-K”) to provide the historical and pro forma financial information required pursuant to Item 9.01 of Form 8-K.  All other items of the Original Form 8-K are unchanged and are incorporated herein by reference.

The financial statements and pro forma financial information described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits.

Financial statements of R.B. Grove, Inc. and consolidated pro forma financial information for Titan following the acquisition are provided as follows:

(a) Financial Statements (Audited) as of and for the year ended December 31, 2008.

The Audited Financial Statements of R.B. Grove, Inc. required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 of this Amendment.

(b) Pro Forma Financial Statements (Unaudited)

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.2 of this Amendment.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Financial Statements (Audited) as of and for the year ended December 31, 2008.

99.2	Pro forma Financial Statements (Unaudited) of Titan Energy Worldwide, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

TITAN ENERGY WORLDWIDE, INC

Dated: August 28, 2009	By:	/s/ Jeffrey Flannery
Jeffrey Flannery
Chairman and Chief Executive Officer

                                                                               .

EXHIBIT INDEX

Exhibit Number	Description
99.1	Financial Statements (Audited) as of and for the year ended December 31, 2008.

99.2	Pro forma Financial Statements (Unaudited) of Titan Energy Worldwide, Inc.